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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report for Locus Computing Corporation dated March 20, 1995 appearing in this Current Report on Form 8-K into PLATINUM technology, inc.'s previously filed Form S-8 registration statements (Registration Nos. 333-20897, 333-03284, 333-00454, 33-96762, 33-85798 and 33-41248).


                                       Arthur Andersen LLP

Los Angeles, California
January 26, 1998